485APOS

As filed with the Securities and Exchange Commission on August 20, 2019

1933 Act Registration Number: 033-53698

1940 Act Registration Number: 811-07322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 99	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 100

(Check appropriate box or boxes.)

The Integrity Funds

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, ND 58703

(Name and Address of Agent for Service)

With Copies to:

Deborah B. Eades, Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601

Approximate Date of Proposed Public Offering As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

on (date), pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (date), pursuant to paragraph (a)(1)

X	75 days after filing pursuant to paragraph (a)(2)

on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

[•], 2019

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED: August 20, 2019

THE INTEGRITY FUNDS

INTEGRITY SHORT TERM GOVERNMENT FUND
Class A: [____]; and Class I: [____]

PROSPECTUS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The Integrity Viking Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Fund’s website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Fund at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY SHORT TERM GOVERNMENT FUND—FUND SUMMARY

Investment Objective

The Integrity Short Term Government Fund (the “Fund”) seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

Fees ane Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” and “How to Reduce Your Sales Charge” on page [•] and [•], respectively, of the Fund’s prospectus, Appendix A of the Fund’s prospectus, and “Purchase and Redemption of Shares” on page [•] of the Fund’s statement of additional information. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares of the Fund which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class I Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(1)	[•]%	[•]%
Acquired Fund Fees and Expenses(1)	[•]%	[•]%(2)
Total Annual Fund Operating Expenses	[•]%	[•]%
Fee Waivers and Expense Reimbursements(3)	([•]%)	([•]%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	[•]%	[•]%

(1)

The Fund is newly formed and will commence operations following the completion of the reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Predecessor Fund”), a series of Trust for Professional Managers, into Class I of the Fund, which is expected to occur on or about [January 17, 2020] (the “Reorganization”). Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year based on fees and expenses incurred by the Predecessor Fund, as well as other funds within the Integrity/Viking family of funds, during each funds’ most recent fiscal year.

(2)

Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)

The Fund’s investment adviser, Viking Fund Management, LLC (“Viking Management,” “investment manager,” or the “Adviser”), has contractually agreed to waive fees and reimburse expenses through [January 18, 2022] so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% of average daily net assets for Class A shares and 0.55% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to [January 18, 2022] with the approval of the Fund’s Board of Trustees. Viking Management may recoup such amounts waived or reimbursed for a period of up to three years from the date of the reimbursement or waiver. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Any similar amounts waived or reimbursed under an agreement for the benefit of the Predecessor Fund prior to the date of the Reorganization are not eligible for repayment.

Example—This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Class A Shares	Class I Shares
1 Year	$ [•]	$ [•]
3 Years	$ [•]	$ [•]
5 Years	$ [•]	$ [•]
10 Years	$ [•]	$ [•]

Portfolio Turnover—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate for the Predecessor Fund for the fiscal year ended May 31, 2019 was 15.24%.

Principal Investment Strategies

To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage-backed securities (“MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac, as defined below), and collateralized mortgage obligations (“CMOs”), backed by U.S. Government and agency MBS. Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.

Under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range between one and three years. Duration is a measure of a fixed income security’s price sensitivity to changes in interest rates. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates. The Fund may also invest in U.S. Treasury bills. The securities held by the Fund may be fixed or variable rate obligations. The Fund may also purchase securities on a when-issued or delayed-delivery basis.

To construct the Fund’s investment portfolio, the Fund’s investment sub-adviser, M.D. Sass Investors Services, Inc. (“M.D. Sass” or “Sub-Adviser”), utilizes a process based on rigorous quantitative tests. These tests include projecting underlying mortgage prepayment rates under a variety of interest rate scenarios and demographic trends, with regard to any given security’s sensitivity to cash flow risk. The nature of such testing is to measure homeowner refinancing/prepayment behavior, relative to mortgage rate changes, and other factors influencing such behavior. The Sub-Adviser’s process is primarily structured to create value through intensive (i.e. bottom‑up) security selection, portfolio construction and relative value trading. Top-down macro issues and factors are incorporated into the process when considered by the Sub-Adviser to be appropriate.

The Sub-Adviser may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields. The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the effectiveness of the sub-adviser’s research, analysis and asset allocation among portfolio securities. If the sub-adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Credit Risk: Credit risk is the risk that the credit strength of an issuer will weaken and/or an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value.

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Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Risks of U.S. Government Securities: Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Mortgage-Backed Securities Risks:

Prepayment Risk of Mortgage-Backed Securities. In times of declining interest rates, the Fund’s higher yielding securities are more likely to be prepaid and the Fund will have to replace them with securities having a lower yield.

Extension Risk of Mortgage-Backed Securities. In times of rising interest rates, mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

Variable Rate Securities Risk: Variable rate securities pay interest at rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Variable rate securities generally are less price sensitive to interest rate changes than fixed rate debt securities. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

When-Issued Securities Risk: There is a risk that the price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missed opportunity to obtain a price considered advantageous.

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to the Fund and realization of substantial capital gains, including short-term capital gains (which are generally taxed as ordinary income for federal income tax purposes). As a result, high portfolio turnover may adversely affect Fund performance.

LIBOR Transition Risk: The Fund may invest in securities or derivatives that are based on the London Interbank Offered Rate (LIBOR). LIBOR transition risk is the risk that the transition away from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The Fund is a new series of The Integrity Funds (the “Trust”) and has no performance history. As a result of the Reorganization, the performance and accounting history of Institutional Class shares of the Predecessor Fund was assumed by Class I shares of the Fund. The performance information of Class I shares included herein is that of the Predecessor Fund’s Institutional Class shares. The Fund’s Class A shares recently commenced operations and performance information for Class A shares will be provided after they have a full calendar year of performance history.

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The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from calendar year to calendar year and by showing how the average annual total returns for the one year, five years, and since inception periods of Class I shares compare with a broad measure of market performance.

[BAR CHART TO BE INSERTED BY AMENDMENT]

During the periods shown in the bar chart, the highest return for a quarter was [•]% (quarter ended [•]) and the lowest return for a quarter was [•]% (quarter ended [•]). Calendar year-to-date return for the Fund’s Class I shares as of [•] was [•]%.

Average Annual Total Returns (for the periods ended December 31, [•])
	1 Year	5 Year	Since Inception
Class I (inception date: June 30, 2011)
Return Before Taxes	[•]%	[•]%	[•]%
Return After Taxes on Distributions	[•]%	[•]%	[•]%
On Distributions and Sale of Fund Shares	[•]%	[•]%	[•]%
Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index(1) (reflects no deduction for fees, expenses, or taxes)	[•]%	[•]%	[•]%

(1)	The Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index is composed of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class I shares only; after-tax returns for Class A shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown here, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Management

Investment Adviser—Viking Fund Management, LLC is the Fund’s investment adviser.

Investment Sub-Adviser—M.D. Sass Investors Services, Inc. (previously defined as “M.D. Sass”) is the Fund’s investment sub-adviser.

Portfolio Managers—Dominic Bruno, Chief Fixed Income Strategist of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since June 2011. Nancy Persoons, Senior Vice President, Fixed Income of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since June 2011. Mr. Lipkee Lu, CFA, Director of Fixed Income Investments of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since June 2011. Steve Clancy, CFA, Managing Director, Fixed Income of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since September 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION—INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

Investment Objective

As its investment objective, the Fund seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

The Fund’s investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Additional Information about the Fund’s Principal Investment Strategies

Investments in U.S. Government and Agency Securities; Mortgage-Backed Securities. To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency MBS and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac). MBS represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and CMOs. Such securities may be backed by the full faith and credit of the U.S. Government, such as the Government National Mortgage Association, commonly known as “Ginnie Mae,” while other such securities may be supported only by the discretionary authority of the U.S. Government, such as the Federal National Mortgage Association, commonly known as “Fannie Mae,” and the Federal Home Loan Mortgage Corporation, commonly known as “Freddie Mac.” Moreover, other such securities may only be supported by the credit of the issuing agency or instrumentality. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.

MBS are subject to variability of cash flows or maturity uncertainty. This derives from homeowners’ options in timing the repayment of their mortgage debt. Many MBS differ in their vulnerability to this degree of maturity uncertainty. The Fund will seek to invest in MBS with relatively limited degrees of cash flow volatility and, thereby, typically have a relatively stable value in volatile markets. M.D. Sass believes that a focus on U.S. Government and U.S. Government agency securities will provide the Fund with a high credit quality profile that historically has had benefits in turbulent market dislocations.

To construct the Fund’s investment portfolio, M.D. Sass utilizes a process based on rigorous quantitative tests. These tests include projecting underlying mortgage prepayment rates under a variety of interest rate scenarios and demographic trends, with regard to any given security’s sensitivity to cash flow risk. The nature of such testing is to measure homeowner refinancing/prepayment behavior, relative to mortgage rate changes, and other factors influencing such behavior. M.D. Sass’ process is primarily structured to create value through intensive (i.e. bottom‑up) security selection, portfolio construction and relative value trading. Top-down macro issues and factors are incorporated into the process when considered by M.D. Sass to be appropriate. M.D. Sass may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields.

Duration. Duration is a measure of a fixed income security’s price sensitivity to changes in interest rates. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due, and does not take into account a security’s cash flow over time. The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates. Given the Fund’s one to three year duration target, it is estimated that a 1% change in the general level of interest rates will generate a 1% to 3% change in the market value of the Fund’s holdings. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of two years would rise by approximately 2% and conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 2%. (Note that this does not include the income earned during the period of increasing or decreasing interest rates).

Variable and Floating Rate Obligations. Certain of the obligations in which the Fund may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). The Fund determines the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission (“SEC”) rules that allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

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When-Issued Securities. The Fund may purchase securities on a when‑issued or delayed‑delivery basis. The Fund may purchase securities in this manner in order to secure an advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Fund will make such commitments only with the intention of actually acquiring the securities, it may sell the securities before settlement if it is deemed advisable for investment reasons.

Diversification. The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time that the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

Temporary Defensive Positions, Cash Management Investments, and Certain Other Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds, high quality short-term fixed income securities, and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may, from time to time, invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in the Fund, you should consider its principal risks. Below is additional information about certain of the principal risks that are described in the Fund Summary:

General Risk: The Fund’s net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of the underlying value and is not necessarily an objective measure of the securities’ values. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the effectiveness of the sub-adviser’s research, analysis and asset allocation among portfolio securities. If the sub-adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Credit Risk: If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its debt obligations due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s debt obligations. High yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment grade securities.

Interest Rate Risk: When interest rates rise, the prices of bonds fall. A wide variety of factors can cause interest rates to rise, including, among others, central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond, the more sensitive it is to this risk. Falling interest rates may also lead to a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in the fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed income securities, which may increase redemptions in the Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

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Risks of U.S. Government Securities: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. U.S. government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities Risk. Mortgage-backed securities (previously defined as “MBS”) are subject to the risks generally associated with fixed income securities listed above. The risk of prepayment is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on MBS are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of MBS. The value of these securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Prepayment and Extension Risk. Many types of fixed income securities, including MBS, are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Variable Rate Securities Risk: Variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. Certain variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund’s ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

When-Issued Securities Risk: The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when‑issued securities take place at a later date. When-issued securities involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

High Portfolio Turnover Risk: The Fund may engage in frequent and active trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization of greater amounts of capital gains or losses, and may result in larger capital gain distributions to shareholders, as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

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LIBOR Transition Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Cybersecurity Risk: As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers, financial intermediaries, entities in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to the Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Portfolio Holdings

The Fund has established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Fund. A description of these policies and procedures is provided in the Statement of Additional Information (“SAI”) for the Fund.

FUND MANAGEMENT

Investment Adviser

The overall management of the business and affairs of the Fund is the responsibility of the Trust’s Board of Trustees (the “Board” or “Board of Trustees”). Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, has been retained by the Board to provide the Fund with investment advice and portfolio management. As discussed below, M.D. Sass Investors Services, Inc. (previously defined as “M.D. Sass”), 185 Avenue of the Americas, 18th Floor, New York, New York 10036, served as the investment adviser to the Predecessor Fund since 2011 and currently serves as the investment sub-adviser to the Fund, subject to oversight by Viking Management and the Board of Trustees.

Viking Management has served as investment adviser to the Integrity/Viking Funds since 1999. The Integrity/Viking Funds include: (1) the Fund; (2) five existing series of the Trust known as the Williston Basin/Mid-North America Stock Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund, the Integrity Dividend Harvest Fund, and the Integrity Energized Dividend Fund; and (3) six series of Viking Mutual Funds known as the Viking Tax-Free Fund for Montana, the Viking Tax-Free Fund for North Dakota, the Kansas Municipal Fund, the Maine Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund. As of [•], 2019, Viking Management had net assets under management of approximately $[•].

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Viking Management is responsible for (a) providing a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations; (b) making investment decisions for the Fund; and (c) placing orders to purchase and sell securities for the Fund.

The Fund commenced operations following completion of the Reorganization of the Predecessor Fund on [•]. For the fiscal period ended May 31, 2019, the Predecessor Fund paid, after contractual fee waivers and expense reimbursements, if any, management fees to the Predecessor Fund’s investment adviser equal to [•]% of the Predecessor Fund’s average net assets.

The Fund generally pays its own operating expenses, including but not limited to the costs associated with custodian, administrative, transfer agent, accounting, legal and audit services. (Please refer to the SAI for an additional discussion of Fund expenses.) A portion of these costs may be reimbursed by the Investment Adviser, either at its discretion or pursuant to a contractual fee waiver and expense reimbursement agreement. Viking Management has contractually agreed to waive fees and reimburse expenses through [January 18, 2022] so that the Fund’s total annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% for Class A shares and 0.55% for Class I shares, expressed as a percentage of average daily net assets. Viking Management may recoup such amounts waived or reimbursed for a period of up to three years from the date of the reimbursement or waiver. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Any similar amounts waived or reimbursed under an agreement for the benefit of the Predecessor Fund prior to the date of the Reorganization are not eligible for repayment.

In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement. Amounts voluntarily waived are not eligible for repayment.

Viking Management pays any sub-advisory fees from its management fee, and not from the assets of the Fund.

Board Approval of Investment Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement and Sub-Advisory Agreement (defined below) will be available in the Fund’s [annual or semi-annual] report to shareholders for the period ended [•].

Sub-Adviser and Portfolio Managers

M.D. Sass Investors Services, Inc.

M.D. Sass serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Viking Management and M.D. Sass (the “Sub-Advisory Agreement”). M.D. Sass, located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and together with its affiliates manage $[•] in separate account, hedge fund and private equity fund assets as of [•].

As compensation for sub advisory services provided to the Fund, Viking Management is required to pay M.D. Sass a fee computed at an annual rate of 0.15% of the Fund’s average daily net assets allocated to M.D. Sass (allocated among Class A and Class I shares based on relative net assets).

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day-to-day management of the Fund’s portfolio.

M.D. Sass uses a team approach for portfolio security selection and decision-making. Mr. Dominic Bruno, Ms. Nancy Persoons, Mr. Lipkee Lu and Mr. Steve Clancy are the Portfolio Managers for the Fund. Mr. Dominic Bruno is the sole Senior Portfolio Manager on the management team for the Fund; however, the portfolio managers manage all accounts and investment vehicles on a team basis. Specifically, all portfolio managers are involved equally in all functional roles in the process of portfolio management, including strategy, trading, research, portfolio rebalancing, compliance and other portfolio-related functions. The collective decision making and implementation process is made effective due to the government/agency nature of the underlying investment securities.

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Dominic Bruno

Mr. Bruno serves as the Chief Fixed Income Strategist of M.D. Sass. Prior to joining M.D. Sass in 1989, Mr. Bruno was a Futures and Options analyst for Merrill Lynch. Previously, Mr. Bruno was a Futures and Options analyst for the Chicago Board of Trade, a Mortgage-Backed Securities Portfolio Manager and Interest Rate Risk Manager with United Savings Association of Texas, and a Senior Investment Officer at Aetna Life and Casualty. Mr. Bruno has 38 years of investment experience. He received a M.A. degree in Economics from the University of Maryland and a B.A. degree from St. Joseph’s College.

Nancy Persoons

Ms. Persoons serves as the Senior Vice President, Fixed Income of M.D. Sass. Prior to joining M.D. Sass in 1989, Ms. Persoons was on the Fixed Income trading desk at Prudential-Bache Securities. Ms. Persoons has 35 years of investment experience. She holds a B.A., Economics and Business, State University of New York, Plattsburgh.

Lipkee Lu, CFA®

Mr. Lu serves as the Director of Fixed Income Investments of M.D. Sass. Prior to joining M.D. Sass in 2009, Mr. Lu was Vice President/Senior Portfolio Manager at Alliance Bernstein Investments, Inc. from 2005 to 2008. Previously, he was a Senior Vice President and Structured Product Portfolio Manager at Deerfield Capital Management LLC from March 2001 to 2005 and a Portfolio Manager and Quantitative Analyst at Zurich Scudder Investments, Inc. from 1997 to 2001. Mr. Lu has 21 years of investment experience. He received a B.A. degree in Economics and a M.S. degree in Finance from the University of Wisconsin—Madison, and a M.B.A. in Quantitative Finance from the University of Chicago.

Steve Clancy, CFA®

Mr. Clancy serves as a Managing Director, Fixed Income of M.D. Sass. Prior to joining M.D. Sass in 2012, Mr. Clancy served as Vice President/Portfolio Manager at Dwight Asset Management where he helped to manage and trade a $9 billion portfolio of Agency and non-Agency MBS. Mr. Clancy has 15 years of investment experience. Mr. Clancy holds a B.A. in Mathematics and Economics from Cornell University and also holds the CFA® designation.

CFA® is a registered trademark owned by the CFA Institute.

Additional Information about Portfolio Managers

The SAI contains additional information about the compensation of the portfolio managers, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Fund with respect to which such person has or shares management responsibility.

Manager-of-Managers

Under the Investment Advisory Agreement between Viking Management and the Fund, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the “1940 Act”) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the fund’s board of trustees and by fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

The initial shareholder of the Fund approved a “manager-of-managers” structure for the Fund. The Trust has received an order from the SEC permitting the Fund to be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund.

Under the “manager-of-managers” structure for the Fund, Viking Management remains the primary provider of investment advisory services to the Fund, is permitted to hire or change sub-advisers, as appropriate, and has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee sub-advisers and recommend to the Board of Trustees their hiring, termination, and replacement. Viking Management remains responsible for providing general management services to the Fund when utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

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THE SHARES OFFERED

The Fund offers Class A and Class I shares. As described below, Class A and Class I shares differ in certain ways, including with respect to sales charges and fees. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Shareholders may purchase additional shares using dividends and capital gains distributions on their existing shares.

Class A Shares

You can buy Class A shares of the Fund at the offering price, which is the net asset value (“NAV”) per share plus an up-front sales charge. The Fund has adopted a plan under Rule 12b‑1 under the 1940 Act with respect to its Class A shares that authorizes the Fund to compensate its distributor, Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”) for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts (the “Plan”). Under the Plan, the Fund may pay an annual Rule 12b-1 fee of up to 0.25%, of its average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The up-front sales charge and the commissions paid to dealers for Class A shares of the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.50%
$50,000 but less than $100,000	1.75%	1.78%	1.50%
$100,000 but less than $200,000	1.50%	1.52%	1.25%
$200,000 and above(1)	0.00%	0.00%	1.00%

(1)

In the case of investments at or above the $200,000 breakpoint (where you do not pay an initial sales charge), a 1% CDSC, based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

If you invest $200,000 or more in Class A shares of the Fund, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. The Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $200,000 or more.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Class I Shares

You can buy Class I shares of the Fund at the offering price, which is the NAV per share. As Class I shares are not subject to ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

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Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations.

Class I shares are also available for purchase by the following categories of investors:

•	investors who purchase through a fee-based advisory account with a financial intermediary (as described above);

•	employer sponsored retirement and benefit plans, endowments, or foundations;

•

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invest in securities of other investment companies;

•	any plan organized under Section 529 under the Internal Revenue Code of 1986, as amended (i.e., a 529 plan);

•

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•	current, former, and retired officers, directors, and governors of Corridor and its affiliates, for themselves, their immediate family members, their IRAs, or employer sponsored IRAs;

•

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs or any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole partnership, or other business organization in which such person owns a 25% or greater stake.

Unless otherwise noted above, Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Fund shares are available in other share classes that have different fees and expenses.

Please refer to the SAI for more information about Class I shares, including more detailed eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Fund. To receive a reduction in your initial sales charge, you must let your financial advisor know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Fund and other funds in the Integrity/Viking Funds, such as:

•	information or records regarding shares of the Fund or other Integrity/Viking Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	information or records regarding shares of the Fund or other Integrity/Viking Funds held in any account of the shareholder at another financial intermediary; and

•

information or records regarding shares of the Fund or other Integrity/Viking Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

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Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. The Fund may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren, if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely-controlled business accounts may also be included. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when the investor sells his or her shares, if earlier), the sales charge will be adjusted upward and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

The Fund has a group investment and reinvestment program (the “Group Program”) that allows investors to purchase shares of the Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $200,000 or More

If you invest $200,000 or more, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

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Class A Sales Charge Waivers

Class A shares may be purchased without an initial sales charge by particular classes of investors, including:

•

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain asset- or transaction-fee based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts. The Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver. Additional information is also available from the SAI or from your financial adviser.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. The close of regular trading on the NYSE is normally 3:00 p.m., Central Time. The Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in “proper form” if the Fund’s transfer agent, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call the Transfer Agent at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time, for you to receive that day’s share price. The Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. If you buy, hold, or sell Fund shares through an investment dealer, bank, or other financial institution or intermediary, the transaction policies of the intermediary will apply, which may vary from those described below. In addition, your intermediary may charge you fees for executing transactions and for other services that are not described in the prospectus. These shareholders should contact their financial intermediary for additional information regarding its transaction policies, procedures, and fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this Prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase of shares. Checks should be made payable to the name of the applicable Fund. The Transfer Agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

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The Fund may reject any purchase orders, including exchanges, for any reason. The Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser’s opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Fund or other Integrity/Viking Funds, and accounts under common ownership or control.

The Fund may not be available for purchase in every state. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund in your state.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

Minimum Investments and Share Price

You may open an account with a minimum initial investment of $1,000 ($50 for the Automatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Fund may change these minimum investments at any time and may accept investments of smaller amounts at its discretion.

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a CDSC if the account is redeemed.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price. However, if you place your order through a dealer prior to the close of regular trading of the NYSE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

Customer Identification Procedures

The Fund is required under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts, including legal entity customers. When completing a new account application, you will be required to supply your full name, date or birth, social security number or other taxpayer identification number, and permanent street address (not a P.O. box) to assist in verifying your identity. Effective May 11, 2018, these anti-money laundering and customer identification procedures apply with respect to new accounts opened by legal entity customers, and the Fund require similar identifying information for each individual that directly or indirectly owns 25% or more of the equity interests in the legal entity or that has managerial control of the legal entity. However, the requirements to look through to and obtain identifying information of the beneficial owners and controlling managers of legal entity customers generally do not apply to financial institutions regulated by a federal or state regulator, entities registered with the SEC, and omnibus accounts of financial intermediaries, among other excluded entities. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses.

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

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Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales charges and Fund expenses described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with the Investment Adviser, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sale charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or the Distributor. Please refer to the SAI for details.

In addition, the Investment Adviser, the Distributor, or one or more of their affiliates, out of their own resources, may make cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed for the Fund under the heading “Fees and Expenses of the Fund” in the Fund Summary.

The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity/Viking Fund shares and/or total assets of Integrity/Viking Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors:

•	the firm’s total assets held in and recent investments in Integrity/Viking Funds;

•	the firm’s level of participation in Integrity/Viking Funds sales and marketing programs;

•	the firm’s compensation program for its registered representatives who sell Integrity/Viking Fund shares and provide services to Integrity/Viking Funds’ shareholders; and

•	the asset class of the Integrity/Viking Funds for which these payments are provided.

For the twelve months ended [•], these payments in the aggregate were approximately [0.008% to 0.018%] of the assets in the Integrity/Viking Funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed for the Fund under the heading “Fees and Expenses of the Fund” in the Fund Summary. The Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

The amount of payments by the Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Fund to you. The dealer or other financial intermediary may elevate the prominence or profile of the Fund within its organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the dealer’s or other financial intermediary’s organization.

Automatic Investment Plan—The Monthonmatic Incestment Plan

Once you have established the Fund account, systematic investing allows you to make monthly investments through automatic deductions from your bank account (the “Monthomatic Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

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With the Monthomatic Plan, you can make monthly investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union (“financial institution”) account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs. If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Fund may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder’s Monthomatic Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Plan.

SPECIAL SERVICES

To help make investing with Integrity Funds Distributor easy and efficient, the following services are offered.

Exchanging Shares

You can exchange Class A shares between any Integrity/Viking Fund with an up-front sales charge structure without paying any additional sales charges. Before requesting an exchange, review the prospectus of the Integrity/Viking Fund you wish to acquire. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. If you purchased shares subject to the CDSC, the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any. For purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For federal income tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could however assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Share Class Conversions

Class I shares of the Fund may be converted into Class A shares of the Fund, and Class A shares of the Fund may be converted into Class I shares of the Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Fund available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of the Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class for which you are seeking to convert your shares prior to the conversion.

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Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by calling Integrity Fund Services at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at NAV without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Fund will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Fund may modify or terminate this privilege at any time. You should consult your tax advisor about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as Integrity Fund Services takes certain measures to verify telephone requests, Integrity Fund Services will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays and Good Friday. You will receive the share price based on the NAV next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of regular trading for you to receive that day’s price. While the Fund does not charge a redemption fee, you may be assessed a CDSC, as discussed above, on the redemption of certain Fund shares. If you redeem shares through your investment representative, please note that your investment representative may charge a processing or service fee.

Requests to sell $100,000 worth of shares or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or by written request addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.
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To properly complete your redemption request, your request must include the following information:

•	the Fund’s name;

•	your name and account number;

•	the dollar or share amount you wish to redeem;

•	any required signatures;

•	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	the address where you want your redemption proceeds sent (if other than the address of record);

•	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

•	any required signature guarantees.

Redemption Proceeds

Redemption payments will be made in the form of a check or can be sent to your bank account through the ACH network. In addition, redemption checks may be sent by overnight mail for a fee which will reduce the amount of your redemption proceeds. Redemption proceeds may be transmitted through a wire transfer for a fee which will reduce the amount of your redemption proceeds. Normally, your redemption proceeds will be sent the next business day after Integrity Fund Services receives your request in proper form, but it may take up to seven days if making immediate payment would adversely affect the Fund. Integrity Fund Services is not able to pay out redemption proceeds in the form of currency. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to fifteen days from the date of purchase. A certified or cashier’s check may clear in less time. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm; a notary public cannot provide a signature guarantee.

In addition, the Fund may suspend the right of redemption under the following unusual circumstances:

•	when the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Under normal conditions, the Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents or by selling other portfolio assets. The Fund reserves the right to satisfy an order to sell Fund shares with liquid securities rather than cash, for certain very large orders. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage costs and/or other transaction costs and charges, as well as tax liability, when converting the distributed securities to cash. You may also be subject to market risk, which means that the value of the distributed securities may decline as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any CDSC, with the Systematic Withdrawal Program (the “Program”). You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount, plus any CDSC, on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Program. A shareholder who participates in the Monthomatic Plan is ineligible to participate in the Program. To participate in the Program, shares may not be in certificated form. You may terminate participation in the Program at any time. The Fund may terminate or modify the Program at any time.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing Policy

The Fund is designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as: the size of the Fund; the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Fund’s Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. Viking Management and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Fund may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Fund and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Fund, Viking Management, and their agents monitor selected trades and flows of money into and out of the Fund in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, the Fund, Viking Management, or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Fund will impose the following restrictions:

•	the Fund will restrict or refuse purchase or exchange orders that the Fund or the Distributor believes constitute excessive trading;

•	the Fund will reject transactions that violate the Fund’s excessive trading policies or their exchange limits;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will monitor all redemptions that take place within thirty days of purchase; and

•	the Fund will process trades received after the close of regular trading on the NYSE (generally 3:00 p.m., Central Time) at the NAV next calculated.
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However, trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m. Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m. Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an Internal Revenue Service recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund’s market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Fund’s market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Fund has fair value pricing procedures in place. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon tits current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

Additional Policies

Please note that the Fund maintains additional policies and reserve certain rights including:

•	The Fund may refuse any order to buy shares, including any purchase under the exchange privilege or conversion right.

•	At any time, the Fund may change its investment minimums or waive or lower their minimums for certain purchases.

•	The Fund may modify or discontinue the exchange privilege or conversion right on 60 days’ notice.

•	The Fund is not available for purchase in every jurisdiction. Please consult your investment representative or Integrity Fund Services concerning the availability of the Fund.

•	To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

•	The Fund may modify or discontinue the available sales charge reductions and waivers at any time.

•

Integrity Fund Services will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

DISTRIBUTIONS

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Dividends and Distributions

The Fund distributes net investment income, if any, monthly. The Fund pays substantially all of its capital gains annually prior to the close of the fiscal year in which the gains are earned. The amount of any distributions will vary and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Fund automatically reinvests your dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the Transfer Agent receives the request. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder’s registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

FEDERAL INCOME TAX MATTERS

This section summarizes some of the material U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe any state, local, or foreign tax consequences of investing in Fund shares.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor, including the applicability and effect of state, local, foreign and other tax laws.

Fund Status

The Fund intends to qualify as a regulated investment company (“RIC”) under the federal income tax laws. During periods when the Fund qualifies as a RIC and distributes all its income, the Fund generally will not pay federal income taxes.

Distributions

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions designated as qualified dividend income are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions from the Fund are not expected to be treated as qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long a shareholder has held Fund shares. Long-term capital gain is taxable to non-corporate shareholders at a maximum federal income tax rate of 20%. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long a shareholder has held shares of the Fund. Dividends paid by the Fund are not expected to qualify for the dividends received deduction available to corporate shareholders.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. Such gain or loss will generally be a capital gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

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Capital Gains and Losses

Net capital gain is taxable to non-corporate investors at a maximum federal income tax rate of 20%. Capital gains may also be subject to the “Medicare tax” described below.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be recharacterized as long-term capital loss to the extent of any capital gain dividends received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations and may limit your ability to use capital losses.

Exchanges

If you exchange shares of the Fund for shares of another fund, the exchange would generally be considered a sale of the exchanged shares for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Fund is notified) by the IRS that they are subject to backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Investors

If you are a foreign investor (i.e., generally an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. The Fund may elect not to report any amounts as interest-related dividends or as short-term capital gain dividends. You should consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

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Foreign Account Tax Compliance Act

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the IRS. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with The Integrity Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with The Integrity Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are treated as sold first. Financial intermediaries choose their own default method.

NET ASSET VALUE

The price of the Fund’s shares is based on the Fund’s NAV. The Fund calculates its NAV per share each business day at the close of regular trading of the NYSE (normally 3:00 p.m., Central Time). Shares will not be priced on days when the NYSE is closed for trading.

Requests to buy and sell shares are processed based on the NAV next calculated after we receive your request in proper form.

The Fund’s NAV is generally based upon the market value of securities held in the Fund’s portfolio by adding the value of that Fund’s investments plus cash and other assets, deducting liabilities, and then dividing the results by the number of its shares outstanding. The Fund’ investments are primarily valued using market quotations. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by Integrity Fund Services. Short-term securities with remaining maturities of less than 60 days may be fair valued at amortized cost or at original cost plus accrued interest, subject to Board supervision, as discussed below. To the extent the Fund invests in open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets, are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

When market quotations are not readily available, invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Trustees and under the ultimate supervision of the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Fund under the supervision of the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by the Fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require the Fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Fund does not generally invest in thinly traded securities, in the event that it does, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

25

To the extent that the Fund’s assets are traded in other markets on days when the Fund is not open for business and does not price its shares, the NAV of the Fund’s shares may be affected on those days when shareholders may not be able to purchase or sell the Fund’s shares. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

                                             FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is UMB Bank, N.A., 928 Grand Boulevard, Kansas City, Missouri 64106.

Integrity Fund Services, a wholly owned subsidiary of Corridor, is the Fund’s transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs pricing, data processing, accounting, and other administrative services for the operation of the Fund and the maintenance of shareholder accounts.

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Fund. With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Fund. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Fund makes to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Fund pays under its Rule 12b-1 plan and the fees that the Fund pays to Integrity Fund Services for the services it provides as the Fund’s transfer agent and accounting and administrative services provider. The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Fund should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

26

To reduce expenses, the Fund may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The Fund is newly formed. Class A shares of the Fund commenced operations on or about [•]. Financial Highlights for the Fund’s Class A shares will be provided after completion of the initial fiscal period.

Upon completion of the Reorganization, Class I shares of the Fund adopted the financial statements of Institutional Class shares of the Predecessor Fund. The financial highlights tables below are intended to help you understand the financial performance of Class I shares for the periods shown. The information below has been derived from the Predecessor Fund’s financial statements for the fiscal years ended May 31, 2019, 2018, 2017, 2016, and 2015, audited by [•], the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the annual report, which may be obtained free of charge by visiting the SEC’s internet site at http://www.sec.gov. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund’s shares (assuming reinvestment of all dividends and other distributions). The Fund has appointed [•] as the independent registered public accounting firm to audit the financial statements for the fiscal year ended [•].

[TO BE ADDED BY AMENDMENT]

27

THE INTEGRITY FUNDS

Integrity Short Term Government Fund

1 Main Street North • Minot, ND 58703 • 701-852-5292
PO Box 500 • Minot, ND 58702
PO Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Adviser

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

UMB Bank, N.A.

928 Grand Boulevard
Kansas City, MO 64106

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

[•]

Legal Counsel

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

28

To learn more about the Fund, you may want to read the Fund’s SAI, which contains additional information about the Fund. The Fund has incorporated by reference the SAI into this Prospectus, which means that you should consider the contents of the SAI to be part of this Prospectus. Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is a separate document that provides additional information about the availability of certain sales charge waivers and discounts and is incorporated into this Prospectus, which means it is legally a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Integrity Funds Distributor at 800-276-1262 to request a free copy of the Fund’s SAI, annual report, semi-annual report, Appendix A, or other Fund information (including, if applicable, sales loads) or to make inquiries, or visit the Fund’s website at www.integrityvikingfunds.com.

Prospective investors and shareholders who have questions about the Fund may write to:

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
or call 800-276-1262

Reports and other information about the Fund are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or by Integrity Funds Distributor. This Prospectus does not constitute an offering by the Trust or by Integrity Funds Distributor in any jurisdiction in which such offering may not lawfully be made.

Please refer to the Fund’ Investment Company Act File No. 811-07322 when seeking information about the Fund from the SEC.

APPENDIX A INTERMEDIARY-SPECIFIC
SALES CHARGE WAIVERS AND DISCOUNTS

RAYMOND JAMES®

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

29

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED: August 20, 2019

Statement of Additional Information

[•], 2019

THE INTEGRITY FUNDS

INTEGRITY SHORT TERM GOVERNMENT FUND

Class A: [              ]; and Class I: [    ]

PO Box 500

Minot, North Dakota 58702
701-852-5292

800-601-5593 • Transfer Agent
800-276-1262 • Marketing

The Integrity Short Term Government Fund (the “Fund”) is a mutual fund that offers shares pursuant to a prospectus dated [•], 2019 (“Prospectus”). This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the Fund. It contains information in addition to the information in the Fund’s Prospectus. The Fund’s Prospectus, which may be amended from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s Prospectus.

The Predecessor Fund’s (defined herein) audited financial statements for the most recently completed fiscal year, including the notes thereto and the independent registered public accounting firm’s report, thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference

For a free copy of the current Prospectus or annual report (once available), contact your investment representative, call 800-276-1262, or you may access the Prospectus and the Fund’s semi-annual and annual reports (once available) from the Fund’s website at www.integrityvikingfunds.com.

Mutual funds:

•	are not insured by the FDIC or any other government agency;

•	have no bank guarantees;

•	may lose value, so an investor may lose money

TABLE OF CONTENTS

THE INTEGRITY FUNDS	1

INVESTMENT RESTRICTIONS	1

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS	2

ADDITIONAL INFORMATION	12

PORTFOLIO HOLDINGS DISCLOSURE	13

TRUSTEES AND OFFICERS	14

ORGANIZATION AND CAPITALIZATION	19

SHAREHOLDER AND TRUSTEE LIABILITY	20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	20

INVESTMENT ADVISER	21

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR	24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24

COUNSEL	24

THE UNDERWRITER	25

PROXY VOTING POLICY	26

PORTFOLIO TRANSACTIONS	27

PURCHASE AND REDEMPTION OF SHARES	28

NET ASSET VALUE	35

CUSTODIAN	36

EXPENSES OF THE FUND	36

TAXATION OF THE FUND	37

FINANCIAL STATEMENTS	41

APPENDIX A—DESCRIPTION OF SHORT-TERM AND LONG-TERM OBLIGATION RATINGS	42

THE INTEGRITY FUNDS

The Integrity Funds (the “Trust”), a Delaware statutory trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (“mutual fund”) consisting of the Fund and five additional separate series. The Board of Trustees of the Trust (the “Board of Trustees”) may create additional funds as it deems appropriate.

Before the Fund commenced operations, the assets of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Predecessor Fund”), a series of Trust for Professional Managers, were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (the “Reorganization”) between the Trust, on behalf of the Fund, and Trust for Professional Managers, on behalf of the Predecessor Fund. The Reorganization occurred on or around [January 17, 2020]. The Predecessor Fund offered one class of shares, Institutional Class. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund’s Institutional Class shares was assumed by the Fund’s Class I shares.

Viking Fund Management, LLC (“Viking Management” or the “Investment Adviser”), is the investment adviser to the Fund. M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The terms “Integrity/Viking Funds” and “Fund Complex” refer to all of the mutual funds advised by Viking Management, which includes the Fund, the five additional series of the Trust, and six series of Viking Mutual Funds.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

As its investment objective, the Fund seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets. The Fund is diversified.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of the Fund: (i) the references to the Investment Company Act of 1940 (the “1940 Act”) include the rules thereunder, interpretations of the SEC, and any exemptive order upon which the Fund may rely; and (ii) the references to the Internal Revenue Code of 1986, as amended (the “Code”) include the rules thereunder, Internal Revenue Service (“IRS”) interpretations, and any private letter ruling or similar authority upon which the Fund may rely. Except with respect to the fundamental policy relating to borrowing money as set forth in (1) below, the non-fundamental policy relating to illiquid securities as set forth in (3) below, or as required by the 1940 Act or the Code, or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Fundamental Investment Restrictions

The fundamental policies of the Fund cannot be changed without the affirmative vote of the lesser of: (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

The Fund, as a matter of fundamental policy, may not, without the affirmative vote described above:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.

concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that, in the case of the Fund, the Fund will invest at least 25% of its total assets (in the aggregate) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.

purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are generally fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to concentration in (3) above, the 1940 Act does not define what constitutes “concentration” in an industry. The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of  industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

Non-Fundamental Investment Restrictions

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Fund upon 60 days’ notice to shareholders. As non-fundamental policies, the Fund:

1.	will, under normal circumstances, invest in accordance with the 95% policy set forth in the prospectus;

2.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Fund by the SEC; and

3.	may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS

The following is a description of the various types of securities the Fund may buy and certain of the accompanying risks. A more complete discussion of the principal investment strategies and principal risks of the Fund is set forth in the Prospectus. The Fund may not necessarily buy all of these securities or use all of these techniques.

Unless restricted by the fundamental or non-fundamental investment policies of the Fund, the following investment techniques and risks supplement the investment objective and investment strategies of the Fund as set forth in the Prospectus.

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities (generally known as “junk bonds”), rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. See “Lower Rated or Unrated Securities” below.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes: Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations: Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation: There may be little trading in the secondary market for particular debt securities, which may affect adversely the Fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. government, or by its agencies or instrumentalities. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

U.S. Treasury Securities: U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal Agency Securities: The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

Other Federal Agency and Entity Obligations

The Fund may invest in other federal agency and entity obligations. Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Tennessee Valley Authority, and Federal Farm Credit Bank System.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). The entities are dependent upon the continued support of the U.S. Department of the Treasury and the FHFA in order to continue their business operations. This, among other factors, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Bank Obligations

The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes (including Master Notes) issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and an investment adviser or sub-adviser acting as agent, for no additional fee, in its capacity as investment adviser or a sub-adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser or Sub-Adviser, or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Investment Adviser or the Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser or the Sub-Adviser. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed Income Securities

Other fixed-income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments, including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar-denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act.

Variable Amount Master Demand Notes

The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Investment Adviser or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes

The Fund may invest in variable and floating rate notes. A variable rate note is one whose terms provide for the value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Asset Coverage Requirements

To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value, marked-to-market daily, sufficient to cover its potential obligations not covered as provided in (a). Examples of transactions covered by these asset coverage requirements include when issued, delayed delivery and forward commitment transactions. Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Specific requirements applicable to certain types of transactions are described below.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

The Fund may enter into commitments to purchase or sell securities at a future date. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Fund will not use these transactions for the purpose of leveraging and will segregate liquid assets at least equal at all times to the amount of their purchase commitments. After a transaction is entered into, the Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the Fund may sell such securities.

The Fund may also enter into “roll” transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assume the risk of price and yield fluctuations during the time of the commitment. To the extent required by SEC guidelines, the Fund will segregate liquid assets at least equal at all times to the amount of their payment obligations.

Lower-Rated or Unrated Securities

Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Investment Adviser or the Sub-Adviser, may have speculative characteristics. Securities rated below investment grade (i.e., Ba or BB or lower), or deemed of comparable quality by the Investment Adviser or the Sub-Adviser (i.e., “junk bonds”), have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, generally have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing; to have a current identifiable vulnerability to default; to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial, or economic conditions; and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by the Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as the secondary market for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions, and investment companies. In addition, the trading market for lower-rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring it to rely more on judgment. Less liquid secondary markets may also affect the Fund’s ability to sell securities at their fair value. In addition, the Fund may invest a portion of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of certain of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities

The Fund may invest in “zero coupon” U.S. Treasury, foreign government, and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes, and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal income tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers, financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to the Fund or its shareholders. There can be no guarantee that any risk management systems established to address cybersecurity risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or their shareholders.

Economic and Market Events Risk

In the recent past, financial markets, including those in the United States and elsewhere, experienced significant volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and nongovernmental issuers defaulted on, or were forced to restructure, their debts. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including keeping interest rates at historically low levels. This and other government intervention, including that of the Federal Reserve, aimed at supporting financial markets has since been reduced. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Structured Securities

The Fund may purchase any type of publicly traded or privately negotiated fixed-income security, including mortgage-backed securities; structured notes, bonds, or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBSs”), such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and certain foreign issuers. (See “Other Federal Agency and Entity Obligations” above regarding conservatorship of FNMA and FHLMC.) MBSs represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). The mortgages backing these securities include, among other mortgage instruments: conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. In addition, the guarantees do not extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on several factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charges. Actual prepayment experience may cause the yield of MBSs to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on MBSs is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the MBSs are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the MBSs, and this delay reduces the effective yield to the holder of such securities.

MBSs may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class MBSs are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the mortgage-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (“STRIPS”) (MBSs entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-MBSs, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

MBSs, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such MBSs if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. For example, automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures

The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal and interest as well as any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities

To the extent consistent with its investment policies, the Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act. Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, the Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. The Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Fund’s Board of Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which the Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors similar to the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Investment Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Investment Adviser or the Sub-Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Borrowing

The Fund may borrow to increase its portfolio holdings of securities. The Fund will limit its borrowing to an amount not to exceed one-third of its total assets.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This coverage allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC exemptive order. Under rules promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Fund may invest in money market funds without any percentage limitation. These rules generally were intended to permit “cash sweep” arrangements in which a fund invests available cash in money market funds rather than directly in short-term instruments. See “Short-Term Investments.”

The risks of investing in a particular investment company will generally reflect the risks of the securities in which the investment company invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exchange-Traded Funds (“ETFs”)

The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the investment limitations imposed under the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. The Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

Closed-End Funds

Subject to the applicable limitations of the 1940 Act, the Fund may invest in closed-end funds. Closed-end funds are subject to various risks, including management’s ability to meet the closed-end fund’s investment objective, and to manage the closed-end fund’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock and through borrowings. While leverage often serves to increase the yield of closed-end funds, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund’s expenses.

Repurchase Agreements

The Fund may enter into repurchase agreements under which the Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities

The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice (as used herein, “business day” shall denote any day on which the New York Stock Exchange (“NYSE”) and the Contracts Custodian (if applicable) are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to the Sub-Adviser or its affiliate, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of the Investment Adviser, the Sub-Adviser, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), or Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”), unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy. Information regarding income from securities lending activities (including income from cash collateral reinvestment) will be provided after the completion of the Fund’s first full fiscal year of operations.

Municipal Securities

The Fund may invest in municipal securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal income tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation, and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in “private activity” bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies, and broker-dealers. A participation interest gives the Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Proposals have been introduced to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. The Fund does not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal securities.

Short-Term Investments

When the Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation. In addition to the risks discussed in “Securities of Other Investment Companies” above, an investment by the Fund in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

ADDITIONAL INFORMATION

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case Fund management and the Board may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Temporary Defensive Positions and Cash Management Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short-term fixed-income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. See “Investments and Risks—Short-Term Investments.” In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Fund’s investment advisers, investment sub-advisers, and principal underwriters, or their affiliated persons. This Policy is applicable to Viking Management, which is the investment adviser to the Fund, and M.D. Sass, the Fund’s sub-adviser (collectively, the “Adviser” for purposes of this section only).

The Policy is intended to prevent the misuse of material nonpublic information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Fund has a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the nonpublic information. Under the Policy, the receipt of compensation by the Fund, the Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Fund that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties, and with the Adviser’s and the Fund’s obligations to prevent the misuse of material, nonpublic information.

Pursuant to the Policy, the Fund, the Adviser, and their agents are obligated to:

act  in  the  best  interests  of  Fund  shareholders  by  protecting  nonpublic  and  potentially  material  portfolio  holdings information;

ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of portfolio holdings for the Fund by the Adviser and the Fund:

Internet Site and Quarterly Advertisements

Pursuant to the Policy, the Fund may post up to its top 25 holdings on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Fund also may include up to the top 25 holdings quarterly through printed marketing material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed marketing material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, and the percentage weight of such security within the Fund; and

will contain appropriate disclaimers.

SEC Filings

The Fund must disclose its complete portfolio holdings quarterly to the SEC using Form N-PORT within 60 days of the end of the first and third quarter end of the Fund’s fiscal year and using Form N-CSR for the second and fourth quarter of the Fund’s fiscal year. The N-PORT report is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.

Other Disclosure

To the extent that this Policy would require the release of Holdings Information regarding a particular portfolio holding for the Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the Holdings Information if the release of such Holdings Information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing nonpublic Holdings Information of the Fund that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who (i) specifically request the more current nonpublic Holdings Information for a legitimate business purpose which is not inconsistent with the Fund’s legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Fund’s trading strategies or pending transactions. The following parties currently receive nonpublic Holdings Information regarding the Fund on an ongoing basis pursuant to a Nondisclosure Agreement: Bloomberg; FactSet; and Lipper.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Fund to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Fund, or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of nonpublic Holdings Information. In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a Designated Person is considering releasing nonpublic Holdings Information, the Policy requires the Designated Person to disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of nonpublic Holdings Information would be in the best interests to the Fund, and will not adversely affect the Fund, the CCO may approve the disclosure.

The Adviser and the Fund currently do not disclose Holdings Information except as noted above. The Fund and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Trust has a Board of Trustees (the “Board of Trustees” or the “Board”). The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory contracts and other principal contracts.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Investment Adviser, the Sub-Adviser or Integrity Funds Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency, and accounting services agreements and the investment advisory and investment sub-advisory agreements. A Trustee who is an “interested person” (for regulatory purposes) of the Trust is referred to as an “Interested Trustee.”

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s Investment Adviser, sub-adviser, Distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with Viking Management, sub-adviser, the distributor, the administrator, the custodian, and the transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees—an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board Committees”, below. Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board, is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC (“Corridor”), the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor. The Trust has appointed R. James Maxson as Lead Independent Trustee. As such, Mr. Maxson is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust comprise the board of trustees of Viking Mutual Funds, which constitutes the other funds in the Fund Complex. Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this “unitary” structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens, and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its “unitary” structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board Oversight of Risk Management

The Board’s oversight extends to the Trust’s risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Fund. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Fund. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualifications, Experience, Attributes, or Skills

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications, and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Fund Complex and, until May 1, 2013, was a co-portfolio manager of the Williston Basin/Mid-North America Stock Fund and the Integrity Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Fund Complex. He has also previously served as president of several funds in the Fund Complex.

Independent Trustees

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker-dealer focused, national annuity wholesaling firm, and is also the co-founder and co-president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia, and South America.

R. James Maxson. Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota. He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation and on the board of directors of the Kennedy Memorial Foundation. In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota, as well as a former member of the boards of directors of St. Joseph’s Community Health Foundation, St. Joseph’s Foundation, and the Minot Community Land Trust.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board Committees

The Audit Committee consists of the three Independent Trustees of the Fund: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee held [•] meetings during the [•] period ended [•].

The Governance and Nominating Committee consists of the three Independent Trustees of the Fund: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee takes a leadership role in shaping the governance of the Fund. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The  Governance  and Nominating Committee  prepares and submits meeting minutes and supporting documentation to the full Board. The Governance and Nominating Committee held [•] meetings during the [•] period ended [•].

When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust’s Secretary at The Integrity Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of fund(s) in the Integrity/Viking Funds in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees;

•	the name and background information of the proposed candidates; and

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Additional Information about Trustees and Officers

Each Trustee and Officer serves the Fund until their termination; or until such individual’s retirement, resignation, or death; or otherwise as specified in the Fund’s organizational documents. The tables that follow show information for each Trustee and Executive Officer of the Fund.

Independent Trustees

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years

Wade A. Dokken 1 N. Main St. Minot, ND 58703 March 3, 1960	Trustee	February 2016	[12]

Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios (2016 to 2018), and Viking Mutual Funds (2016 to present)

None

R. James Maxson 1 N. Main St. Minot, ND 58703 December 12, 1947	Trustee	June 2003	[12]	Attorney: Maxson Law Office P.C. (2002 to present); Trustee: Integrity Managed Portfolios (1999 to 2018) and Viking Mutual Funds (2009 to present)	Peoples State Bank of Velva; St. Joseph’s Community Health Foundation and St. Joseph’s Foundation; Minot Community Land Trust

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 March 31, 1952	Trustee	January 2006	[12]	Faculty: Minot State University (1999 to present); Non-Profit Specialist: Bremer Bank (2006 to 2014); Trustee: Integrity Managed Portfolios (2006 to 2018), and Viking Mutual Funds (2009 to present)	None

Interested Trustee

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years

Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 August 16, 1944	Trustee, Chairman	June 2003	[12]

Governor (2009 to present): Corridor; Portfolio Manager (2010 to 2013): Viking Management, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), and Viking Mutual Funds (2009 to present)

None

Officers

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years

Shannon D. Radke(2) 1 N. Main St. Minot, ND 58703 September 7, 1966	President	August 2009	[12]

Governor, CEO, and President (2009 to present): Corridor; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Management; Governor and President (2009 to present): Integrity Fund Services and Integrity Funds Distributor; President: Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (1999 to present)

None

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 February 23, 1934	Vice President	June 2003	[12]	Governor (2009 to present): Corridor; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018), and Viking Mutual Funds (2009 to present)	None

Adam C. Forthun(2) 1 N. Main St. Minot, ND 58703 June 30, 1976	Treasurer	May 2008	[12]

Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services Treasurer: Integrity Managed Portfolios (2008 to 2018), and Viking Mutual Funds (2009 to present)

None

Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 October 9, 1970	Mutual Fund Chief Compliance Officer and Secretary	October 2005 and October 2009	[12]

Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (2009 to present)

None

(1)

Trustee who is an “interested person” as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of the two open-end investment companies that make up the Fund Complex. Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to the same two open-end investment companies that make up the Fund Complex.

Share Ownership in the Fund

For each Trustee, the dollar range of equity securities in the Fund beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below as of [•]:

	Interested Trustee	Independent Trustees
	Robert E. Walstad	Wade A. Dokken	R. James Maxson	Jerry M. Stai
Integrity Short Term Government Fund(1)	None	None	None	None
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)	[Over $100,000]	[$10,001 – $50,000]	[Over $100,000]	[$1 – $10,000]

(1)

The Fund commenced operations following completion of the Reorganization of the Predecessor Fund on [•January 17, 2020]. Information on the dollar range of equity securities beneficially owned represents ownership of the Predecessor Fund.

[As of [•], the Trustees and Officers of the Trust, as a group, owned of record or beneficially less than 1% of the shares of the Fund.]

[As of [•], no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser, sub-adviser, or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.]

Compensation

As of [•], Trustees who are not considered to be “interested persons,” as that term is defined in the 1940 Act, of The Integrity Funds were paid an annual fee of $[•] for service as trustee on the boards of the trusts in the Fund Complex. In addition, each such Trustee is entitled to receive a fee of $[•] for attendance at each meeting of the Board of Trustees (whether attendance is telephonic or in person) that is not on the regular Board of Trustees meeting schedule. Mr. Walstad, as an “interested person” of The Integrity Funds, receives no compensation from The Integrity Funds for serving as a trustee; however, he does receive compensation from Corridor for serving in such capacity. The Fund has no retirement or pension plans for its Trustees. The table below sets forth the compensation earned by the Independent Trustees from the Fund and the Trust for the fiscal year ended July 31, 2019.

Trustee	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust(2)
Interested Trustee
Robert E. Walstad	$ —	$0	$0	$ —

Independent Trustees
Wade A. Dokken	$ —	$0	$0	$25,000
R. James Maxson	$ —	$0	$0	$25,000
Jerry M. Stai	$ —	—	—	$25,000
Total Trustee Compensation	$0	$0	$0	$955,000

(1)	The Fund commenced operations on or about [•], and therefore the Independent Trustees did not earn compensation from the Fund as of July 31, 2019.

(2)	As of July 31, 2019, the Trust was offering 5 separate series.

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaiguthe Fund.” On March 3, 2003, the trust was renamed “The Integrity Funds.”

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable. Pursuant to the 1940 Act, shareholders of the Fund are required to approve the adoption of any changes in fundamental investment restrictions or policies of such Fund. Shareholders of the Fund are also required pursuant to the 1940 Act to approve the adoption of any investment advisory agreement relating to such Fund (unless an exemptive order or other relief provided by the SEC applies). Shares of the Fund will be voted with respect to that Fund only, subject to certain exceptions. The Trustees are empowered by The Integrity Funds’ Declaration of Trust (the “Declaration of Trust”) and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, the Fund included in this SAI offers Class A shares and Class I shares. Class A shares and Class I shares differ in certain respects, including with regard to sales charges and fees. Certain other funds in the Fund Complex offer Class C shares, which are not offered by the Fund as of the date of this SAI. See “Purchase and Redemption of Shares” below and “How to Buy Shares” in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other Fund. However, statutory authority limiting statutory trust shareholder liability may differ in other states. As a result, to the extent that a Delaware statutory trust or a shareholder thereof is subject to the jurisdiction of courts outside of Delaware, the courts may not apply Delaware law and findings with respect to liability may be different. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware. These Indemnification Agreements acknowledge, however, that, in certain instances applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund commenced operations following completion of the Reorganization of the Predecessor Fund on [•January 17, 2020]. As of [•], the persons listed in the table below are deemed to be control persons or principal owners of the Predecessor Fund, as defined in the 1940 Act. As of the date of this SAI, the Adviser owned all outstanding Class A shares of the Fund.

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of control. A shareholder with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective fund. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

Name and Address	Jurisdiction in which Shareholder is Organized	Parent Company of the Shareholder	Percent of Fund’s Outstanding Shares Owned
Predecessor Fund, Institutional Class:
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]

INVESTMENT ADVISER

Viking Management has been retained by the Fund under an investment advisory agreement (the “Investment Advisory Agreement”) to act as the Fund’s investment adviser, subject to the authority of the Board of Trustees. Viking Management is a wholly owned subsidiary of Corridor Investors, LLC (“Corridor”). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution, and other services to the Fund, as well as to the other funds in the Fund Complex described above under “Trustees and Officers,” primarily through its subsidiaries. Viking Management has been a wholly owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

As investment adviser, Viking Management makes the day-to-day investment decisions for the Fund and continuously reviews, supervises, and administers the Fund’s investment programs. The address of Viking Management is PO Box 500, Minot, North Dakota 58702. As indicated under “Trustees and Officers” (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Trust, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and

(iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

The Investment Advisory Agreement provides that the Investment Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies, and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In performing its investment management services to the Fund, the Investment Adviser has agreed to provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions, and trends and long-range investment policy.

Except for certain expenses that have been specifically allocated to the Investment Adviser, the Investment Adviser is not required to pay any expenses of the Fund or the Trust.

For its services under the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly management fee at the annual rate of the percentage of the Fund’s average daily net assets. The annual investment management fee rate for the Fund is 0.30% of the Fund’s average daily net assets. The investment management fee is allocated between Class A and Class I shares based on relative net assets.

Viking Management has contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses), so that the Fund’s total annual operating expenses do not exceed 0.80% of average daily net assets for Class A shares and 0.55% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to [January 18, 2022] with the approval of the Fund’s Board of Trustees.

The terms of the expense limitation agreement provide that Viking Management is entitled to recoup from the Fund such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Any similar amounts waived or reimbursed under an agreement for the benefit of the Predecessor Fund prior to the date of the Reorganization are not eligible for repayment.

In addition, certain affiliated service providers, including Integrity Fund Services and Integrity Funds Distributor may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement. Amounts voluntarily waived are not eligible for recoupment.

The Fund’s Investment Advisory Agreement will continue to be in effect year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party and by either the shareholders or the Board of Trustees. The Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund upon a vote of a majority of the Trustees or by a vote of the majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or upon 60 days’ written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

The Investment Advisory Agreement provides that the Investment Adviser is not generally liable to, among others, the relevant Fund, the Trust, or to any holder of the Fund’s shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Fund commenced operations following completion of the Reorganization of the Predecessor Fund on [•January 17, 2020]. The table below provides the advisory fees earned from the Predecessor Fund (plus any recoupments), and the fees waived and expenses reimbursed, by the Predecessor Fund’s investment adviser for the fiscal years ended May 31, 2019, 2018 and 2017.

Predecessor Fund:

	2018	2017	2016
Advisory Fees Earned	$ [•]	$ [•]	$ [•]
Fees and Expenses Waived, Reimbursed, and Recouped	[•]	[•]	[•]
Total Fees Paid by Predecessor Fund to Investment Adviser	$ [•]	$ [•]	$ [•]

Investment Sub-Adviser and Portfolio Managers

M.D. Sass Investors Services, Inc. (previously defined as “M.D. Sass” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Viking Management and M.D. Sass (the “Sub-Advisory Agreement”). M.D. Sass, located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036, is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Mr. Martin D. Sass, Chairman, Chief Executive Officer and Director of the Sub-Adviser beneficially owns more than 25% of the outstanding stock of M.D. Sass. Accordingly, Mr. Sass is presumed to be a control person of the Sub-Adviser.

After an initial two-year term, the Sub-Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the applicable Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty by (a) the Trust, on behalf of the Fund, upon 60 days’ written notice to the Sub-Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund, or (ii) by a vote of a majority of the Board of Trustees;

by the Adviser on 60 days’ written notice to the Sub-Adviser; or (c) by the Sub-Adviser upon 180 days’ written notice to the Adviser. The Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Sub-Advisory Agreement provides that M.D. Sass under such agreement shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the matters to which the Sub-Advisory Agreement relates, except that the Sub-Adviser shall be liable to the Adviser and the Fund for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under the Sub-Advisory Agreement.

As compensation for sub advisory services provided to the Fund, Viking Management is required to pay M.D. Sass a fee computed at an annual rate of 0.15% of the Fund’s average daily net assets allocated to M.D. Sass (allocated among Class A and Class I shares based on relative net assets).

Portfolio Manager Information

Compensation. Each Portfolio Manager is compensated for his or her services by M.D. Sass. Such compensation for the Portfolio Managers of the Fund consists of a fixed salary and participation in incentive compensation plans designed to reward them for the short and long-term performance of client portfolios and growth in these portfolios due to both investment results and a high level of client services. Mr. Martin Sass is the controlling member of M.D. Sass, LLC. As such, his compensation consists of a fixed salary and participation in distributions made by M.D. Sass to its members.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, M.D. Sass has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Other Accounts Managed and Share Ownership. The information set forth below with respect to the portfolio managers of the Fund has been provided by M.D. Sass.

The number of, and total assets in, all registered investment companies, other pooled investment vehicles, and other accounts overseen by, as well as the dollar range of equity securities beneficially owned by, Robert L. Cook and Thomas Hauser, as of [•], 2019, are as follows:

	Number of Accounts Managed		Assets Managed
	Total	For which advisory fee is performance based	Total	For which advisory fee is performance based
Dominic Bruno
Registered investment companies	[•]	$[•]	[•]	$[•]
Other pooled investment vehicles	[•]	$[•]	[•]	$[•]
Other Accounts	[•]	$[•]	[•]	$[•]
Nancy Persoons
Registered investment companies	[•]	$[•]	[•]	$[•]
Other pooled investment vehicles	[•]	$[•]	[•]	$[•]
Other Accounts	[•]	$[•]	[•]	$[•]
Lipkee Lu
Registered investment companies	[•]	$[•]	[•]	$[•]
Other pooled investment vehicles	[•]	$[•]	[•]	$[•]
Other Accounts	[•]	$[•]	[•]	$[•]
Steve Clancy
Registered investment companies	[•]	$[•]	[•]	$[•]
Other pooled investment vehicles	[•]	$[•]	[•]	$[•]
Other Accounts	[•]	$[•]	[•]	$[•]

Manager-of-Managers

Under the Investment Advisory Agreement, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

The initial shareholder of the Fund approved the “manager-of-managers” structure for the Fund. The Trust previously received an order from the SEC permitting the Fund to be managed under a “manager of managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for the Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Fund’s Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to the Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

Code of Ethics

Viking Management, Integrity Funds Distributor, and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. Similarly, M.D. Sass has adopted a code of ethics. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Fund, subject to the restrictions of the codes.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Integrity Fund Services, a wholly owned subsidiary of Corridor, a North Dakota limited liability company affiliated with Viking Management and Integrity Funds Distributor, provides the Fund with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Fund’s clerical and administrative functions. For its transfer agency services, every month the Fund pays Integrity Fund Services an asset-based fee, plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class of the Fund. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider and Administrator

Accounting services provided by Integrity Fund Services to the Fund may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. As administrator for the Fund, Integrity Fund Services manages all aspects of the Fund’s operations except those provided by other service providers. For accounting and administrative services, the Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses.

The Fund commenced operations following completion of the Reorganization of the Predecessor Fund on [•January 17, 2020]. For the fiscal years ended May 31, 2017, 2018, and 2019, the Predecessor Fund paid its transfer agent, U.S. Bank Global Fund Services, aggregate fees for transfer agency, administrative, and accounting services as listed below.

	Fiscal Year Ended December 31,
Predecessor Fund:	2018	2017	2016
Transfer Agent Fees	$[•]	$[•]	$[•]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is [•]. Shareholders will receive annual financial statements, together with a report of the independent  registered public accounting firm and semi-annual  unaudited financial  statements of the  Fund. The independent registered public accounting firm will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.

COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60603 serves as counsel for the Trust.

THE UNDERWRITER

Shares of the Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703.

Since July 31, 2009, Integrity Funds Distributor has been a wholly owned subsidiary of Corridor. Prior to July 31, 2009, Integrity Funds Distributor was a wholly owned subsidiary of Integrity Mutual Funds, Inc. Shannon D. Radke is an officer and governor of Corridor, an officer of the Fund, and an officer and governor of Integrity Funds Distributor. Peter A. Quist is a governor of Corridor and an officer of the Fund. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Fund. Adam C. Forthun and Brent M. Wheeler are Officers of the Fund. See “Trustees and Officers” above. Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees (with respect to Class A shares) or brokerage commissions by the Fund to the Distributor.

Pursuant to a Distribution and Services Agreement with the Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Fund. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. Integrity Funds Distributor receives for its services the applicable sales charge of the Fund’s Class A shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act. Integrity Funds Distributor does not receive any sales charge with respect to the Class I shares of the Fund.

The aggregate dollar amount of underwriting commissions Integrity Funds Distributor received in connection with the offering of the Fund’s Class A shares and the net underwriting discounts and commissions Integrity Funds retained after allowances to dealers will be provided after the Fund has completed a fiscal period of operations.

Integrity Funds Distributor may be entitled to compensation under the Rule 12b-1 plan, as discussed below. Except as noted, Integrity Funds Distributor receives no other compensation from the Fund for acting as underwriter.

Dealer Compensation

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking Funds. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with  the sale of Integrity/Viking Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity/Viking Funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking Funds.

As of [•], the Distributor expects that it will pay additional compensation to the following dealers:

Ameriprise Financial, Inc. Charles Schwab & Co., Inc.

J.P. Morgan Clearing Corp. National Financial Services, LLC Pershing LLC

UBS Financial Services, Inc.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

12b-1 Plans

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. The Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under the Fund’s Plan related to the Class A shares, the Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class A shares (the “12b-1 Fee”).

Integrity Funds Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks, and savings and loan institutions, and their affiliates and associated broker-dealers that have entered into service agreements with Integrity Funds Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Fund, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders. The Plan compensates Integrity Funds Distributor regardless of its expenses, however, and, in any given year, Integrity Funds Distributor may have fewer expenses than the amount of the payments.

The Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund’s Board, including a majority of the trustees who are not “interested persons” of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plan (with respect to the Fund or a given class, as applicable) may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to a class would require approval by a majority of the outstanding shares of the affected class of the respective Fund. Other material amendments to the Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may, out of its own resources, make payments to dealers that are holders or dealers of record for accounts in one or more of the Fund. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives, and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event. Integrity Funds Distributor has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of the Fund’s existence and may voluntarily waive a portion of such fee at other times.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also “Purchase and Redemption of Shares” for additional information regarding compensation to dealers. The amount paid by the Fund’s Class A shares under the Plan will be reported after completion of the first fiscal period of operations.

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. Currently, the Investment Adviser generally follows proxy voting guidelines developed by Glass, Lewis & Co.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between the Fund’s shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Fund. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, such Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETFs or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by the following August 31 without charge, upon request, by calling 800-276-1262, on the SEC’s website at www.sec.gov or at the Trust’s website at www.integrityvikingfunds.com.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. While the Investment Adviser and Sub-Adviser generally seek to obtain the most favorable prices, the Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser and Sub-Adviser are authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including:

•	the market impact of the trade;

•	the broker or dealer’s execution capabilities;

•	the size of the transaction;

•	the difficulty associated with executing the transactions;

•	the operational facilities of the broker or dealer;

•	the risk to the broker or dealer of positioning a block of securities;

•	brokerage service arrangements made available by the broker or dealer; and

•	research, brokerage, and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser and the Sub-Adviser (collectively “Adviser” for purposes of this section), be reasonable in relation to the value of the brokerage services provided, under each investment advisory agreement and sub-advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of an Adviser and not solely or necessarily for the benefit of the Fund. The Investment Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by an Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pay to the Adviser will not be reduced as a consequence of the Investment Adviser’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Viking Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Fund may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by applicable rules and regulations. Affiliated persons of the Investment Adviser include its parent, Corridor, each of their respective subsidiaries, and the Officers and Directors of any of such entities.

The Fund is authorized to execute portfolio transactions through, and to pay commissions to broker-dealers affiliated with the Investment Adviser, and broker-dealer affiliates of the Sub-Adviser, and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate. The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, the Sub-Adviser, Integrity Funds Distributor, or their affiliates.

The Fund commenced operations following completion of the Reorganization of the Predecessor Fund on [•January 17, 2020]. The broker commissions paid by the Predecessor Fund for the last three fiscal years ended May 31 are set forth in the table below.

	Fiscal Year Ended December 31,
Predecessor Fund:	2018	2017	2016
Broker Commissions Paid	$[•]	$[•]	$[•]

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. The Fund offers Class A and Class I shares, which are described below and in the Prospectus. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion and such minimum amounts may be changed at any time. Shareholders may purchase additional shares using dividends and capital gains distributions on their existing shares.

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge, if any, imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon a net asset value of $[•] per share for Class A shares of the Fund.

	Net Asset Value per Share	Per Share Sales Charge	Per Share Offering Price to the Public	Shares Outstanding
Integrity Short Term Government Fund	$[•]	$[•]	$[•]	$[•]

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

The Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that the Fund will receive from such sale. See also “Distributor” for additional information regarding fees paid to broker-dealers and others.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Reduction of Up-Front Sales Charges on Class A Shares

Letters of Intent (“LOI”)

You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount in Class A shares of Integrity/Viking Funds during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

•

you authorize the Distributor to reserve 5% of your total intended purchase registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and the Fund will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

•	you give the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact.

•	the Distributor may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

•	although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Integrity/Viking Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing purchase orders during the LOI period. Any purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. Accumulated holdings (as described in the discussion below entitled “Rights of Accumulation”) eligible to be aggregated as of the day immediately before the LOI period may be credited towards satisfying the LOI. If you file your LOI with the Fund before a change in the Fund’s sales charge, you may complete your LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Integrity/Viking Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you as you direct. If the amount of your total purchases (including reinvested dividends), less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by the Distributor and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase on the dollar amount of the total purchases.

If the amount of your total purchases (including reinvested dividends), less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (including reinvested dividends and less redemptions) during the period. You will need to send the Distributor an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, an appropriate number of reserved shares will be redeemed to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, the additional sales charge due will be deducted from the sale proceeds and the balance will be forwarded to you.

For LOIs filed on behalf of retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Integrity/Viking Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, children, and grandchildren if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts and solely controlled business accounts may also be included. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k), 403(b), or 457 plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

the Investor’s current purchase of shares in the Integrity/Viking Funds; and

the cumulative cost of shares purchased or the current market value of the shares of the Integrity/Viking Funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Integrity/Viking Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity/Viking Funds.

Investments of $200,00 or More

If you invest $200,000 or more in the Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 24 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

Group Program

The Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase Class A shares of the Fund with a lower minimum initial investment and with a lower sales charge, if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor’s Group Program (such as an employee investment program) meets the requirements described below, the Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of Class A shares together with the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to the Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	the administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor;

•

such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

•

such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent’s processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, the Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of the Fund by each participant in an employee investment program be at least $25 per month. The Fund reserves the right to modify or terminate this program at any time.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Sales Charge Waivers for Certain Investors—Class A Shares

Class A shares of the Fund may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain asset- or transaction-fee based investment advisers, broker dealers, bank trust departments, and other financial services firms;

•	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts. The Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Class I Shares

As described in the Prospectus, you can buy Class I shares of the Fund at the offering price, which is the net asset value per share. There is no sales charge or Rule 12b-1 fee that is charged on the Class I shares of the Fund.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations.

Class I shares are also available for purchase by the following categories of investors:

•	investors who purchase through a fee based advisory account with a financial intermediary;

•	employer sponsored retirement and benefit plans, endowments, or foundations;

•

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•	current, former, and retired officers, directors, and governors of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole proprietorship, or other business organization in which such persons own a 25% or greater stake.

Any shares purchased by investors falling within any of the last five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

Unless otherwise noted, Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Fund shares are available in other share classes that have different fees and expenses.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have 60 days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See “Automatic Investment Plan—the Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege and Share Class Conversions

As described in the Prospectus under “Special Services—Exchanging Shares,” the Fund offers an exchange privilege. The exchange privilege permits a Class A shareholder in the Fund to exchange Class A shares between any Integrity/Viking Fund with an up-front sales charge structure without paying any additional sales charges. Class I shareholders in the Fund may exchange Class I shares for Class I shares of another Integrity/Viking Fund that offers Class I shares. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

As described in the Prospectus under “Special Services—Share Class Conversions,” shares of certain classes of the Fund may be converted into shares of certain other classes of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Fund available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of the Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

The exchange privilege and conversion right may be changed or discontinued upon 60 days’ written notice to shareholders and are available only to shareholders where such exchanges or conversions may be legally made. A shareholder considering an exchange or conversion should obtain and read the prospectus of the applicable Integrity/Viking Fund and consider the differences between it and the fund whose shares he owns or class of shares he owns, as applicable, before making an exchange or conversion. For further information on how to exercise the exchange privilege or to effect conversions, contact the Transfer Agent.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

Minimum Investment

The minimum initial investment for the Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but the Fund may accept investments of smaller amounts at their discretion and such minimum amounts may be changed at any time.

Redemptions

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or with a simple letter addressed to Integrity Fund Services, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a U.S. bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House (“ACH”) network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption checks may be sent by overnight mail for a fee which will reduce the amount of your redemption proceeds. Redemption proceeds may be transmitted through a wire transfer for a fee which will reduce the amount of your redemption proceeds.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Fund takes certain measures to verify telephone requests, it will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Additional Information on Purchases and Redemptions

The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Fund. The Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;

•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time.

For the Fund, with respect to Class A shares, if you invest $200,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $200,000 or more.

The Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual, or annual basis. The value of your account must be at least $5,000. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, on the 5th or 20th day of the month in which a payment is scheduled. If the 5th or 20th falls on a weekend or holiday, the redemption will be processed on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

You may discontinue a systematic withdrawal plan or change the amount and schedule of withdrawal payments by notifying the Fund by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder’s death or incapacity.

NET ASSET VALUE

For the Fund, net asset value (“NAV”) per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of the Fund’s shares outstanding.

The NAV per share of the Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The Fund’s investments are primarily valued using market quotations. Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;

•	U.S. government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and

•

short-term money market instruments (such as certificates of deposit, bankers’ acceptances, and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

In addition, corporate debt securities (other than short-term instruments and debt securities described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available may be fair valued either at amortized cost or at original cost plus accrued interest, subject to Board supervision. To the extent the Fund invests in open-end management investment companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Trustees.

CUSTODIAN

UMB Bank N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, serves as the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

EXPENSES OF THE FUND

The expenses of the Trust and of the Fund include, among others:

•	organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Investment Adviser’s overhead and employee costs);

•	fees payable to the Investment Adviser and to any other Fund advisers or consultants;

•	legal expenses;

•	auditing and accounting expenses;

•	interest expenses;

•	telephone, telex, facsimile, postage, and other communications expenses;

•	taxes and governmental fees;

•	fees, dues, and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations;

•	cost of insurance relating to fidelity coverage for the Trust’s officers and employees;

•	fees and expenses of the Fund’s administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Fund;

•	payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

•	expenses of preparing share certificates, if any;

•	other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Fund;

•	expenses relating to investor and public relations;

•	expenses of registering shares of the Fund for sale and of compliance with applicable state notice filing requirements;

•	freight, insurance, and other charges in connection with the shipment of the Fund’s portfolio securities;

•

brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund;

•	expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to shareholders;

•	costs of stationery or other office supplies;

•	any litigation expenses;

•	costs of shareholders’ and other meetings;

•

the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

•

travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

TAXATION OF THE FUND

This section summarizes some of the material U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a partnership, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local, or foreign tax consequences of investing in Fund shares.

This federal income tax summary is based in part on the advice of counsel to the Fund. The IRS could disagree with any conclusions set forth in this section.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor, including the applicability and effect of state, local, foreign and other tax laws.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). During periods when the Fund qualifies as a RIC and distributes all its income, the Fund generally will not pay federal income taxes.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Any capital loss carryforwards of the Predecessor Fund as of the closing of the Reorganization will be available to the Fund following the Reorganization (subject to certain limitations contained in the Code). [The Predecessor Fund’s capital loss carryforward amounts as of [•] were as follows:]

Integrity Short Term Government Fund
Non-expiring short-term losses	$[•]
Non-expiring long-term losses	$[•]
Total Capital Loss Carryforwards	$[•]

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Ordinary Income Distributions and Capital Gain Dividends

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual or other noncorporate shareholder from a RIC (such as the Fund) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for qualified dividend income treatment. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as qualified dividend income. The Fund does not expect that a significant portion of the dividends paid by the Fund will be eligible for qualified dividend income treatment.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Fund.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital for federal income tax purposes. If the Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of the Fund (a “load charge”) in computing gain or loss on the sale of shares of the Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things:

•	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

•	convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income;

•	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

•	cause the Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

•	adversely alter the characterization of certain complex financial transactions.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Buying Shares Close to a Record Date

Distributions by the Fund reduce the NAV of the Fund’s shares. Should a taxable distribution reduce the NAV below a shareholder’s cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified (or the Fund is notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s

U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. The Fund may choose not to designate such amounts.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (i) gains realized on the disposition of USPRIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

Distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest (including a futures contract or option) in such securities, partnership interests, or commodities.

Distributions to nonfinancial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and taxpayer identification number of each substantial U.S. owner.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The Fund is newly formed. Class A shares of the Fund commenced operations on or about [•]. Financial Statements for the Fund’s Class A shares will be provided after completion of the initial fiscal period.

Class I shares of the Fund have adopted the financial statements of the Predecessor Fund’s Institutional Class shares. The audited financial statements of the Predecessor Fund’s Institutional Class shares for the fiscal year ended May 31, 2019 are included in the Predecessor Fund’s Annual Reports to Shareholders dated May 31, 2019, which may be obtained free of charge by visiting the SEC’s internet site at http://www.sec.gov.

APPENDIX A—DESCRIPTION OF SHORT-TERM AND LONG-TERM OBLIGATION RATINGS

The following descriptions of ratings on obligations are based on information provided by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

Short-Term Obligation Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations generally with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined by Moody’s) and financial loss in the event of impairment:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

An S&P Global Ratings credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the obligation, and the promise imputed;

•

The protection afforded by and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and  unsecured obligations, or operating company and holding company obligations.)

A-1:

A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:

A short-term obligation rated “C” is currently vulnerable to non-payment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Long-Term Obligation Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined by Moody’s) and financial loss in the event of impairment.

Investment Grade

Aaa:	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Below Investment Grade

Ba:	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa:	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the obligation, and the promise imputed;

•

The protection afforded by and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and  unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

A obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR:

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

PART C
OTHER INFORMATION

ITEM 28: EXHIBITS

(a)	Declaration of Trust dated October 31, 1997(1)

(b)	Bylaws(2)

(c)	(1)	Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.001 per share, dated October 31, 1997(1)

(2)	Amended Certificate of Series Designation*

(d)	(1)	(i)	Investment Advisory Agreement between the Registrant and Viking Fund Management, LLC (“Viking Management”) on behalf of the Williston Basin/Mid-North America Stock Fund(2)

(ii)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity High Income Fund(2)

(iii)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Growth & Income Fund(2)

(iv)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Dividend Harvest Fund(9)

(v)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Energized Dividend Fund(17)

(vi)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of Integrity Short Term Government Fund – to be filed by amendment

(2)	(i)	Sub-Advisory Agreement between J.P. Morgan Investment Management Inc. and Viking Management with respect to the Integrity High Income Fund(2)

(ii)	Sub-Advisory Agreement between M.D. Sass Investors Services, Inc. and Viking Management with respect to the Integrity Short Term Government Fund – to be filed by amendment

(e)	(1)	Distribution and Services Agreement with Integrity Funds Distributor, LLC (“Integrity Funds Distributor”) for the Williston Basin/Mid-North America Stock Fund(2)

(2)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity High Income Fund(2)

(3)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Growth & Income Fund(10)

(4)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Dividend Harvest Fund(11)

(5)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Energized Dividend Fund(17)

(6)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Short Term Government Fund – to be filed by amendment

(7)	Form of Distributor’s Dealer Agreement*

(f)	Not Applicable

(g)	(1)	Custody Agreement with UMB Bank, N.A. – to be filed by amendment

(2)	Investment Agency Agreement with First International Bank & Trust – to be filed by amendment

(h)	(1)	(i)	(a)	Transfer Agency Agreement between the Registrant and Integrity Fund Services, LLC (“Integrity Fund Services”) on behalf of all Series(2)

(b)	Addendum to Transfer Agency Agreement with respect to all Series(10)

(c)	Addendum to Transfer Agency Agreement with respect to Integrity Dividend Harvest Fund(11)

(d)	Addendum to Transfer Agency Agreement with respect to Integrity Energized Dividend Fund(17)

(e)	Addendum to Transfer Agency Agreement with respect to Integrity Short Term Government Fund – to be filed by amendment

(ii)	(a)	Administrative and Accounting Services Agreement between the Registrant and Integrity Fund Services on behalf of all Series(2)

(b)	Addendum to Administrative and Accounting Services Agreement with respect to certain Series(10)

(c)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Dividend Harvest Fund(11)

(d)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Energized Dividend Fund(17)

(e)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Short Term Government Fund – to be filed by amendment

(2)	Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management with respect to specified series(20)

(3)	Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management with respect to Integrity Short Term Government Fund – to be filed by amendment

(4)	Form of Indemnification Agreement(13)

(i)	(1)	Opinion and Consent of Underberg & Kessler LLP dated December 3, 1997(1)

(2)	Opinion and Consent of Dechert LLP dated September 5, 2003(3)

(3)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated April 27, 2004(4)

(4)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated December 8, 2004(5)

(5)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated February 25, 2005(6)

(6)	Consent of Sutherland Asbill & Brennan LLP dated April 27, 2006(7)

(7)	Opinion and Consent of Counsel dated May 1, 2012(11)

(8)	Opinion and Consent of Counsel dated May 1, 2014(12)

(9)	Consent of Chapman and Cutler LLP(13)

(10)	Opinion and Consent of Chapman and Cutler LLP(14)

(11)	Consent of Chapman and Cutler LLP(16)

(12)	Opinion and Consent of Chapman and Cutler LLP(17)

(13)	Opinion and Consent of Chapman and Cutler LLP(18)

(14)	Opinion and Consent of Vedder Price P.C. – to be filed by amendment

(j)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment

(k)	Not Applicable

(l)	Not Applicable

(m)	Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for all Series*

(n)	Amended Multiple Class Plan adopted pursuant to Rule 18f-3 for all Series*

(o)	Reserved

(p)	(1)	Code of Ethics, as revised March 6, 2018, applicable to Registrant and Registrant’s investment adviser and principal underwriter*

(2)	Code of Ethics of J.P. Morgan Investment Management Inc.(19)

(3)	Code of Ethics applicable to M.D. Sass Investors Services, Inc.*

(z)	Power of Attorney Authorization(15)

(1)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 6, filed on December 8, 1997.

(2)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 62, filed on May 3, 2010.

(3)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 21, filed on September 5, 2003.

(4)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 23, filed on April 27, 2004.

(5)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 24, filed on December 16, 2004.

(6)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 25, filed on February 25, 2005.

(7)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 29, filed on April 27, 2006.

(8)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 40, filed on May 1, 2008.

(9)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 67, filed on April 26, 2012.

(10)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 68, filed on April 30, 2012.

(11)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 69, filed on May 1, 2012.

(12)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 75, filed on May 1, 2014.

(13)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 77, filed on April 30, 2015.

(14)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 81, filed on August 3, 2015.

(15)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 83, filed on February 16, 2016.

(16)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 84, filed on April 29, 2016.

(17)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 85, filed on May 2, 2016.

(18)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 91, filed on August 1, 2016.

(19)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 93, filed on April 28, 2017.

(20)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 97, filed on November 28, 2018.

*	Filed herewith.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable

ITEM 30: INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to the Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit, or proceeding) is asserted against the Registrant by such Trustee, officer, or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

(a)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit, or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

(b)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)

To the extent that a Trustee, employee, or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) or (b) above in defense of any claim, issue, or matter therein, he/she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection therewith.

(d)

Except as provided in subsection (c) above, any indemnification under subsection (a) or (b) above (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee, or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection (a), (b) or (h). Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

(e)

Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Trust in advance of the final disposition of such action, suit, or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee, or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in the Declaration of Trust; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)

The indemnification provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees, or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee, or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)

The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee, or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)

Anything to the contrary in the foregoing subsections (a) through (g) above notwithstanding, no Trustee, employee, or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee, or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware. These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers. (See Exhibit (h)(4).)

ITEM 31: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of Viking Fund Management, LLC (“Viking Management”) is summarized under “Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant’s adviser, Viking Management, is incorporated by reference to Form ADV filed by Viking Management with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56605).

The information required by this Item 31 with respect to each director, officer, or partner of the Fund’s sub-adviser with respect to the Integrity Short Term Government Fund, M.D. Sass Investors Services, Inc., is incorporated by reference to Form ADV filed by M.D. Sass Investors Services, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-8663).

ITEM 32: PRINCIPAL UNDERWRITERS

(a)	The principal underwriter of the Trust’s shares, Integrity Funds Distributor, also currently acts as a principal underwriter for Viking Mutual Funds.

Integrity Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

(b)	The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the response to Item 25.

	Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

	Shannon D. Radke 1 North Main Street Minot, North Dakota 58703	Governor, President	President

	Brock J. Teets 1 North Main Street Minot, North Dakota 58703	Governor, Vice President	None

	Jonathan R. Hanson 1 North Main Street Minot, North Dakota 58703	Governor, Secretary	None

	Kraig Klebe 1 North Main Street Minot, North Dakota 58703	Governor, Treasurer	None

	Trey A. Welstad 1 North Main Street Minot, North Dakota 58703	Chief Compliance Officer	None

(c)	Not applicable

ITEM 33: LOCATION OF ACCOUNTS AND RECORDS

UMB Bank, N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the Integrity Short Term Government Fund and maintains all records related to that function. Integrity Fund Services serves as transfer agent, dividend disbursing, administrative, and accounting services agent of the Registrant and maintains all records related to those functions. Integrity Funds Distributor serves as the principal underwriter of the Registrant and maintains all records related to that function. Viking Management serves as the Registrant’s investment adviser and maintains all records related to that function. The Registrant maintains all of its corporate records. M.D. Sass Investors Services, Inc. serves as sub-adviser to the Integrity Short Term Government Fund and maintains all records related to that function.

The street address of Integrity Funds Distributor, Integrity Fund Services, Viking Management, and the Registrant is 1 Main Street North, Minot, North Dakota 58703. The street address of M.D. Sass Investors Services, Inc. is 1185 Avenue of the Americas, 18th Floor, New York, New York 10036.

ITEM 34: MANAGEMENT SERVICES

Not applicable

ITEM 35: UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment Number 99 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot and the State of North Dakota on the 20th day of August, 2019.

THE INTEGRITY FUNDS By: /s/ Shannon D. Radke Shannon D. Radke President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 99 to the Registration Statement has been signed below by the following persons in the capacities indicated on August 20, 2019:

Signature	Title

/s/ Shannon D. Radke	President
Shannon D. Radke	(Principal Executive Officer)

/s/ Adam Forthun	Treasurer
Adam Forthun	(Principal Financial and Accounting Officer)

Robert E. Walstad*	Trustee and Chairman of the Board	)
Jerry M. Stai*	Trustee	)	By:	/s/ Shannon D. Radke
R. James Maxson*	Trustee	)		Shannon D. Radke
Wade A. Dokken*	Trustee	)		Attorney-in-Fact

*

An original power of attorney authorizing Shannon D. Radke to execute any amendment to Registration Statement No. 33-53698 for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment No. 99 to the Registration Statement is being filed has been executed and filed with the Securities and Exchange Commission on February 16, 2016.

EXHIBITS

(c)	(2)	Amended Certificate of Series Designation

(e)	(7)	Form of Distributor’s Dealer Agreement

(m)	Amended Plan of Distribution and Service Pursuant to Rule 12b‑1 for all Series

(n)	Amended Multiple Class Plan adopted pursuant to Rule 18f‑3 for all Series

(p)	(1)	Code of Ethics, as revised March 6, 2018, applicable to Registrant and Registrant’s investment adviser and principal underwriter

	(3)	Code of Ethics applicable to M.D. Sass Investors Services, Inc.